UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

 _________________________________

  Filed by the Registrant                              ◻  Filed by a Party other than the Registrant

Check the appropriate box:

◻	Preliminary Proxy Statement

◻	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

◻	Definitive Proxy Statement

Definitive Additional Materials

◻	Soliciting Material Pursuant to §240.14a-12

UDR, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UDR, INC.

1745 SHEA CENTER DRIVE

SUITE 200

HIGHLANDS RANCH, CO 80129

D70889-P64876

You invested in UDR, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022.

Get informed before you vote

View UDR, Inc.’s Notice of Annual Meeting and Proxy Statement, Form 10-K for the year ended December 31, 2021 and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Katherine A. Cattanach	For
Voting Items	Board Recommends
1. ELECTION OF DIRECTORS Nominees: 1a. Katherine A. Cattanach	For
1b. Jon A. Grove	For
1c. Mary Ann King	For
1d. James D. Klingbeil	For
1e. Clint D. McDonnough	For
1f. Robert A. McNamara	For
1g. Diane M. Morefield	For
1h. Kevin C. Nickelberry	For
1i. Mark R. Patterson	For
1j. Thomas W. Toomey	For
2. Advisory vote to approve named executive officer compensation.	For
3. To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2022.	For
4. To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D70890-P64876